TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-02729
SERIES NO.:                 2

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                   $    1,082
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                              $       79
           Personal Investment Class                             $       19
           Cash Management Class                                 $    1,172
           Reserve Class                                         $       19
           Resource Class                                        $       56
           Corporate Class                                       $      302

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                   $   0.0001
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                              $   0.0001
           Personal Investment Class                             $   0.0001
           Cash Management Class                                 $   0.0001
           Reserve Class                                         $   0.0001
           Resource Class                                        $   0.0001
           Corporate Class                                       $   0.0001

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                    7,479,901
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                 524,556
           Personal Investment Class                                162,399
           Cash Management Class                                  7,597,503
           Reserve Class                                            187,364
           Resource Class                                           373,912
           Corporate Class                                        1,423,668

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                   $     1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                              $     1.00
           Personal Investment Class                             $     1.00
           Cash Management Class                                 $     1.00
           Reserve Class                                         $     1.00
           Resource Class                                        $     1.00
           Corporate Class                                       $     1.00

GOVERNMENT TAXADVANTAGE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-02729
SERIES NO.:                 7

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                    $     81
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                               $      8
           Personal Investment Class                              $      2
           Cash Management Class                                  $     26
           Reserve Class                                          $     --
           Resource Class                                         $      2
           Corporate Class                                        $     16

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                    $ 0.0004
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                               $ 0.0004
           Personal Investment Class                              $ 0.0004
           Cash Management Class                                  $ 0.0004
           Reserve Class                                          $ 0.0004
           Resource Class                                         $ 0.0004
           Corporate Class                                        $ 0.0004

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                     127,690
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                 15,579
           Personal Investment Class                                 3,799
           Cash Management Class                                    48,100
           Reserve Class                                               704
           Resource Class                                            3,708
           Corporate Class                                          50,510

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                    $   1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                               $   1.00
           Personal Investment Class                              $   1.00
           Cash Management Class                                  $   1.00
           Reserve Class                                          $   1.00
           Resource Class                                         $   1.00
           Corporate Class                                        $   1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-02729
SERIES NO.:                 8

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                   $      754
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                              $       72
           Personal Investment Class                             $        8
           Cash Management Class                                 $      179
           Reserve Class                                         $       56
           Resource Class                                        $       24
           Corporate Class                                       $      154

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                   $   0.0002
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                              $   0.0002
           Personal Investment Class                             $   0.0002
           Cash Management Class                                 $   0.0002
           Reserve Class                                         $   0.0002
           Resource Class                                        $   0.0002
           Corporate Class                                       $   0.0002

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                    3,328,335
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                 347,040
           Personal Investment Class                                 41,148
           Cash Management Class                                    469,849
           Reserve Class                                            311,112
           Resource Class                                           104,577
           Corporate Class                                          659,812

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                   $     1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                              $     1.00
           Personal Investment Class                             $     1.00
           Cash Management Class                                 $     1.00
           Reserve Class                                         $     1.00
           Resource Class                                        $     1.00
           Corporate Class                                       $     1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-02729
SERIES NO.:                16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                   $    12,174
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                              $        59
           Personal Investment Class                             $        25
           Cash Management Class                                 $       136
           Reserve Class                                         $        26
           Resource Class                                        $        16
           Corporate Class                                       $       368

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                   $    0.0007
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                              $    0.0002
           Personal Investment Class                             $    0.0002
           Cash Management Class                                 $    0.0002
           Reserve Class                                         $    0.0002
           Resource Class                                        $    0.0002
           Corporate Class                                       $    0.0004

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                    18,612,737
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                  345,171
           Personal Investment Class                                 180,412
           Cash Management Class                                     684,364
           Reserve Class                                             179,995
           Resource Class                                            135,539
           Corporate Class                                           670,615

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                   $      1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                              $      1.00
           Personal Investment Class                             $      1.00
           Cash Management Class                                 $      1.00
           Reserve Class                                         $      1.00
           Resource Class                                        $      1.00
           Corporate Class                                       $      1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-02729
SERIES NO.:                17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                   $    1,526
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                              $      129
           Personal Investment Class                             $       76
           Cash Management Class                                 $      320
           Reserve Class                                         $       17
           Resource Class                                        $       44
           Corporate Class                                       $       82

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                   $   0.0008
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                              $   0.0008
           Personal Investment Class                             $   0.0008
           Cash Management Class                                 $   0.0008
           Reserve Class                                         $   0.0008
           Resource Class                                        $   0.0008
           Corporate Class                                       $   0.0008

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                    1,913,405
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                 152,132
           Personal Investment Class                                158,011
           Cash Management Class                                    453,769
           Reserve Class                                             15,631
           Resource Class                                            32,039
           Corporate Class                                           59,554

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                   $     1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                              $     1.00
           Personal Investment Class                             $     1.00
           Cash Management Class                                 $     1.00
           Reserve Class                                         $     1.00
           Resource Class                                        $     1.00
           Corporate Class                                       $     1.00

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-02729
SERIES NO.:                18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                    $    241
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                               $     17
           Personal Investment Class                              $      2
           Cash Management Class                                  $     46
           Reserve Class                                          $     13
           Resource Class                                         $      4
           Corporate Class                                        $     23

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                    $ 0.0004
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                               $ 0.0004
           Personal Investment Class                              $ 0.0004
           Cash Management Class                                  $ 0.0004
           Reserve Class                                          $ 0.0004
           Resource Class                                         $ 0.0004
           Corporate Class                                        $ 0.0004

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                     524,019
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                 34,275
           Personal Investment Class                                 3,722
           Cash Management Class                                    60,720
           Reserve Class                                            27,638
           Resource Class                                            5,516
           Corporate Class                                          31,521

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                    $   1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                               $   1.00
           Personal Investment Class                              $   1.00
           Cash Management Class                                  $   1.00
           Reserve Class                                          $   1.00
           Resource Class                                         $   1.00
           Corporate Class                                        $   1.00